Portland General Electric EARNINGS CONFERENCE CALL THIRD QUARTER 2021 Exhibit 99.2

2 Information Current as of October 29, 2021 Except as expressly noted, the information in this presentation is current as of October 29, 2021 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of October 29, 2021. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," “assumes,” "believes," "conditioned upon," "estimates," "expects," "intends," “plans,” “projected,” "promises," “seeks,” "should," and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability and cost of purchased power and fuel; the development of alternative technologies; changes in capital and credit market conditions, which could affect the access to and availability of cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; the outcome of various legal and regulatory actions; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or third party liability; cyber security breaches of the Company's customer information system or operating systems, data security breaches, or acts of terrorism, which could disrupt operations, require significant expenditures, or result in claims against the Company; PGE business activities are concentrated in one region and future performance may be affected by events and factors unique to Oregon; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. Prospective investors should also review the risks and uncertainties listed in the Company’s most recent annual report on Form 10-K and the Company’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission (SEC), including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. Cautionary statement

Business Update Maria Pope, President and CEO • Financial and operational highlights • Resource procurement and system planning Financial Update Jim Ajello, Senior VP of Finance, CFO and Treasurer • Economic update • Third quarter 2021 earnings • 2022 General Rate Case update • Capital investments • 2021 outlook Topics for today’s call 3

2021 Q3 financial and operational highlights Strong load growth powered by economic recovery 2021 Q3 net income of $50 million, or $0.56 per diluted share 50% debt / 50% equity capital structure, 9.5% ROE Reached a constructive settlement in 2022 GRC on Cost of Capital items 19% more cooling degree days than normal Managed through a hot summer with challenging power markets High-tech and digital growth + Sustained residential demand Re-affirming 2021 load growth of 2.5% to 3.0% Re-affirming 4% to 6% long-term EPS growth Re-affirming full year 2021 EPS guidance of $2.70 to $2.85 per diluted share 4

(1) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected (2) Management believes that excluding the effects of the energy trading loss ($1.09) provides a meaningful representation of the company’s comparative earnings. After adjusting for the net effects of the previously disclosed energy trading loss ($1.09), PGE’s non-GAAP diluted EPS was $0.90 and $2.24 for the three-month quarter ended, and nine-month year to date ended September 30, 2020. See the Appendix for additional detail on non-GAAP financial measures Reaffirming • 2021 earnings guidance of $2.70 to $2.85 per diluted share • 2021 load growth of 2.5% to 3.0% • 4% to 6% long-term EPS growth, 2019 base year • 5% to 7% long-term dividend growth(1) • Long-term load growth of 1% Third quarter 2021 financial results ($ in million) Except EPS Third Quarter Year to Date 2021 2020 2021 2020 GAAP Earnings per Diluted Share $0.56 $(0.19) $1.98 $1.15 Non-GAAP Earnings per Diluted Share(2) N/A $0.90 N/A $2.24 GAAP Net Income (loss) $50 $(17) $178 $103 Non-GAAP Net Income(2) N/A $80 N/A $200 5

Energy trading losses Total Revenues Administrative expense Q3 2021 GAAP EPS Q3 2020 GAAP EPS Third quarter 2021 earnings bridge Q3 2020 Non-GAAP EPS Net Variable Power Costs(2) Operating expense (1) Management believes that excluding the effects of the energy trading loss ($1.09) provides a meaningful representation of the company’s comparative earnings (2) These amounts are net of the Power Cost Adjustment Mechanism deferral of $27 million, which represents 90% of the excess variance above the $30 million deadband limit (1) 6 Other

2022 General Rate Case updates Rate Case Filing Details(1) Proposed Rate Base $5.7 Billion Primary O&M Cost drivers Increased vegetation management Other proposals • Accelerated depreciation of Colstrip to 2025 and establish its own, separate revenue requirement • Improve storm outage mechanism to establish a balancing account with sharing percentages and increase the annual accrual amount from $3.7 million to $10.4 million • Retain the 2% cap on decoupling but allow for balancing any amounts over 2% to carryover into subsequent years for recovery • Expand distributed energy and DSG programs Settled Items(1) 2021 Authorized 2022 Test Year Settled ROE 9.5% 9.5% Capital Structure 50/50 50/50 Cost of Debt 5.100% 4.125% Rate of Return 7.30% 6.83%(2) (1) The 2022 General Rate Case is filed under docket no. UE 394 and is subject to OPUC approval (2) Reflects updates for actual and forecasted debt costs 7

$110 $110 $80 $80 $80 $410 $405 $385 $385 $385 $110 $115 $85 $85 $85 $70 $25 2021 2022 2023 2024 2025 Capital expenditures forecast Generation Transmission and Distribution General Business and Technlogy Integrated Operations Center $700 $655 $550 $550$550 Note: Capital expenditures exclude allowance for funds used under construction. Dollar values in millions. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast. All dollar values in millions Reliability and resiliency investments 8

2021 Outlook Consistent performance through Q3 2021 $1.98 diluted EPS YTD Reaffirming earnings guidance of $2.70 to $2.85 per diluted share The picture for 2021 and beyond remains clear Robust non-residential year-over-year annual energy deliveries Commercial 3.9% Industrial: 9.2% Weather-adjusted growth year over year reflects economic growth Tracking long-term earnings growth guidance of 4% to 6% from the 2019 base year 9

Appendix

(1) Tax effects are determined based on the Company's forecasted annual effective tax rate applied to year-to-date ordinary income or loss Management believes that excluding the effects of the energy trading losses provides a meaningful representation of the Company’s comparative earnings per share. The Company has adjusted this amount to maintain comparability between periods. The effects of the energy trading losses was $1.09 per diluted share. PGE’s reconciliation of non-GAAP earnings for the three and nine months ended September 30, 2020 are below. Non-GAAP Financial Measures Non-GAAP Earnings Reconciliation for the three and nine months ended September 30, 2020 (Dollars in millions, except EPS) Net Income (Loss) Diluted EPS GAAP as reported for the three months ended September 30, 2020 $(17) $(0.19) Exclusion of certain trading losses 127 1.42 Tax effect (1) (30) (0.33) Non-GAAP as reported for the three months ended September 30, 2020 $80 $0.90 GAAP as reported for the nine months ended September 30, 2020 $103 $1.15 Exclusion of certain trading losses 127 1.42 Tax effect(1) (30) (0.33) Non-GAAP as reported for the nine months ended September 30, 2020 $200 $2.24 11